UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): September 4, 2013
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Resource Real Estate Opportunity REIT, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant’s telephone number, including area code)

(former name or former address , if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 18, 2013, Resource Real Estate Opportunity OP, LP (the “Operating Partnership”), the operating partnership of Resource Real Estate Opportunity REIT, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RRE Charlemagne Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“Merger Sub”), Paladin Realty Income Properties, Inc. (“Paladin”), and Paladin Realty Income Properties, L.P. (“Paladin OP”), whose sole general partner is Paladin. The Company is including as Exhibit 99.1 to this Form 8-K the historical consolidated financial statements of Paladin OP. The Company is including as Exhibit 99.2 to this Form 8-K, unaudited pro forma condensed combined consolidated financial statements that have been derived from the historical consolidated financial statements of the Company and Paladin OP.

While the Company does not believe the pending merger is “probable” within the meaning of Rules 3-05(a)(1)(i) or 11-01(a)(2) of the SEC's Regulation S-X, until the expiration of the prescribed due diligence period under the Merger Agreement on September 13, 2013 (at which point the Company's deposit under the Merger Agreement becomes non-refundable in most circumstance), it is providing these unaudited pro forma financial statements, which will be included in its registration statement previously filed with the SEC, because it believes this additional information may be helpful to its investors and other interested persons. The Company notes that completion of the proposed merger is conditional upon, among other things, approval by Paladin's stockholders.

Item 9.01 Financial Statement and Exhibits.
(a) Financial Statements of Business Acquired.
Filed herewith are the following financial statements of Paladin OP:

•	Condensed Consolidated Balance Sheet as of June 30, 2013 (unaudited) and December 31, 2012

•	Condensed Consolidated Statement of Operations for the six months ended June 30, 2013 (unaudited)

•	Condensed Consolidated Statement of Partners' Capital for the six months ended June 30, 2013 (unaudited)

•	Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2013 (unaudited)

•	Notes to Condensed Consolidated Financial Statements for the six months ended (unaudited)

•	Consolidated Balance Sheets as of December 31, 2012 and 2011 (audited)

•	Consolidated Statements of Operations for the years ended December 31, 2012 and 2011 (audited)

•	Consolidated Statements of Partners' Capital for the years ended December 31, 2012 and 2011 (audited)

•	Consolidated Statement of Cash Flows for the years ended December 31, 2012 and 2011 (audited)

•	Notes to the Consolidated Financial Statements for the years ended December 31, 2012 and 2011 (audited)

(b) Pro Forma Financial Information.

Filed herewith is the following unaudited pro forma consolidated financial statements of the Company:

•	Unaudited Pro forma Consolidated Balance Sheet as of June 30, 2013

•	Unaudited Pro forma Consolidated Statement of Operations and Comprehensive Loss for the six months ended June 30, 2013

•	Unaudited Pro forma Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2012

•	Notes to the Unaudited Pro forma Consolidated Financial Statements

(c) Not applicable.

(d) Exhibits.

Exhibit No.         Description
99.1             Consolidated Financial Statements of Paladin OP
99.2            Unaudited Pro Forma Consolidated Financial Statements of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: September 4, 2013	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer (Principal Executive Officer)